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                                                                    EXHIBIT 23.2





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our report dated March 14, 1995 included in Harbinger Corporation's Current Report on Form 8-K and to all references to our firm included in this registration statement.


                                                Arthur Andersen LLP




Atlanta, Georgia
June 26, 1997